Supplement Dated June 5, 2025
To The Updating Summary Prospectuses Dated April 28, 2025 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, JACKSON RETIREMENT INVESTMENT ANNUITY®,
PERSPECTIVE II®, PERSPECTIVE ADVISORY II®, ELITE ACCESS®, ELITE ACCESS BROKERAGE EDITION®, and PERSPECTIVE L SERIESSM FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and
ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced updating summary prospectuses. Please read and keep it together with your updating summary prospectus for future reference. To obtain an additional copy of an updating summary prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

The following change has been made to “Appendix A: (Funds Available Under the Contract)” of your updating summary prospectus, in order to reflect a sub-adviser appointment:

➢ Effective June 5, 2025, for the JNL Multi-Manager Mid Cap Fund, River Road Asset Management, LLC has been added as a sub-adviser in the column titled "Fund and Manager (and Sub-Adviser, if applicable)".

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(To be used with JMV23537NYUSP 04/25, JMV21086NYUSP 04/25, JMV23538NYUSP 04/25, JMV25288NYUSP 04/25, JMV21451NYUSP 04/25, JMV18691NYUSP 04/25, JMV8037NYUSP 04/25, JMV8037BENYUSP 04/25, JMV7697NYUSP 04/25, NV5890USP 04/25, NV4224USP 04/25, JMV9476NYUSP 04/25, JMV9476WFNYUSP 04/25, and JMV16966NYUSP 04/25)

VPS00099 06/25